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LOUDCLOUD, INC

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OPSWARE INC.

Automating IT™

Investor Presentation

This presentation contains forward-looking statements regarding future events or regarding our future financial performance including the expected cash received from Opsware sales for the remainder of calendar year 2002, our expected cash utilization for the remainder of calendar year 2002, our expected revenue in calendar year 2003, our expected net income and operating margin in calendar year 2003, our expected net cash generation in calendar year 2003, the anticipated time at which we achieve cash flow breakeven, our long term operating margins, our expected cash and cash burn estimates, our expected net cash at closing of the EDS transaction, our expectations regarding cash required to achieve cash flow breakeven and our expected headcount at the closing of the EDS transaction. Actual results may differ materially from these statements. In addition, these statements are subject to risks and uncertainties, including the risk that the assumptions underlying our current business strategy may change, that our experience operating as a software company is limited, that there is unproven demand for our Opsware™ automation software, that future revenue from sales of Opsware™ automation software is uncertain, that the closing of the acquisition of the managed services business by EDS may not occur in the time frame indicated or at all and that our current cash resources are sufficient to fund our operations.

Please review our Form 10K filed with the SEC on May 1, 2002, our Form 10Q filed with the SEC on June 14, 2002 and our press releases issued on June 17, 2002, for discussions of other important factors that may cause the actual events and results to differ.

Loudcloud investors and security holders are advised to read the proxy statement when it becomes available and other relevant documents filed with the SEC, because they will contain important information on the proposed transaction. You will be able to obtain documents filed with the SEC free of charge at the SEC's web site at www.sec.gov. In addition, you may also obtain documents filed by Loudcloud by requesting them in writing from Loudcloud, Inc., 599 N. Mathilda Avenue, Sunnyvale, CA 94085, Attn: Bob Ghoorah.

OPSWARE INC.

Automating IT

Preface

Loudcloud: MSP and Opsware™

Outsourcing	Insourcing
Loudcloud Managed Services Since Sept. '99	**Opsware™ Enterprise Software** Shipping June '02

Opsware™ Automation Technology

Progress to Date

Loudcloud Managed Services

Blue Chip Customers

HM Government
UK online
adidas
FannieMae.
News Corporation
Ford

Satisfied Enterprise Customers

95% Would buy again
85% Have bought more
97% Average upsell

Strategic Relationships

Average contract
$3M over 2 years

Opsware™ Enterprise Software

Leveraged R&D Investment



Shipping
Loudcloud MSP
Development
99
00
01
02

Strong Demand

Signed 4 enterprise customers prior to product shipping

Proven Results

Servers managed per administrator



100
20
Before
After

Opportunity to Turbocharge Growth

MSP Expansion	Opsware™ Ubiquity
Faster growth MSP business	**Expand Opsware™ reach**

Action: EDS Strategic Relationship


EDS
$52M over 3 years for Opsware™ license from Opsware Inc.
Opsware Inc.
Sold to EDS for $63.5M
Loudcloud becomes software company
Loudcloud Managed Services
Opsware™ Enterprise Software
Opsware™ Automation Technology

OPSWARE INC.

Result: Opsware Inc.

Assets

- Big market lead
- Pure software business model
- Opsware™ IP (60 patents filed)
- $52M EDS revenue commitment
- 4 enterprise customers deploying
- Strong pipeline
- ~$65M cash, no debt or excess infrastructure*
- World-class software team
- Market leading brand

* At close of transaction

OPSWARE INC.

Automating IT

Executive Summary

Big market

Sustainable competitive advantage

Software business model

OPSWARE INC.

Automating IT

Big Market

The Market: Automating IT

SAP → **Manufacturing Automation**

SIEBEL. → **Sales Force Automation**

OPSWARE → **IT Automation**

The Problem: Explosion of Complexity



Internet Computing
Client/Server
Mainframes

The Consequences

- Costs too much
- Down too often
- Too slow to adapt

Do more with less…better & faster

The Solution: IT Automation



Mass
Provisioning
Automated
Tracking
Automated
Change
IT
Automation
Rapid
Recovery
Managed
Security

Replace people with automation software

Opsware™ Adopted by EDS

EDS

- $52M license commitment to Opsware Inc.
- 50,000 servers
- 154 data centers (14 EDS-owned, 140 client-owned)
- $100M in cost savings
- Automating all strategic IT outsourcing service lines

Target Market



Enterprises



Outsourcers



Government Agencies

…can get same results as EDS

OPSWARE INC.
Automating IT

Sustainable Competitive Advantage

Opsware™ Defined

Software system for IT Automation

- 3 years in development
- 2 years used in Loudcloud MSP
- Shipping now

Proven and hardened at scale

- 4,000+ servers
- 12 data centers
- 200 supported technologies

Fits market need

- Lowers IT costs
- Accelerates change
- Manages security
- Quality through automation

Before Opsware™: IT's Headache


IT Staff
Error-Prone
Changes
Managed Environment
Probe
System
Tools
Ad Hoc Data

After Opsware™: Automated IT


IT Staff
Managed Environment
Report
Audit
Instruct
Opsware™
Change
Automation System

Opsware™ in Action


Reallocate
Provision
Audit
Deploy
First IT Automation software that automates the change cycles of servers and business applications
Recover
Change
Migrate
Consolidate
Secure

Why Nobody's Done It Before


Managed Environment
Automation Engine
Knowledge Packs
Microsoft
IBM
ORACLE
Sun
EMC²
atg
DELL
BROCADE
VERITAS
hp
bea
redhat
Relationship Map
Environment Blueprint
Reconciliation Engine

Broad Range of Supported Technologies

200 Supported Technologies

Operating Systems
Solaris 2.8
Solaris 2.7
Red Hat Linux 7.1
Red Hat Linux 6.2
Windows 2000
Windows NT 4.0
AIX 5.1
Web Servers
Apache 1.3.24
Apache 1.3.24 with SSL mod_ssl 2.8.6 and OpenSSL engine 0.9.6b
iPlanet Web Server 4.1 SP9
iPlanet Web Server 4.1 SP8
iPlanet Web Server 4.1 SP7
iPlanet Web Server 4.0
Microsoft IIS 5.0
Microsoft IIS 4.0
Microsoft ASP
Microsoft ASP.NET
Microsoft COM
Microsoft COM+
Application Servers
ATG Dynamo Application Server 5.6
ATG Dynamo Application Server 5.5
ATG Dynamo Application Server 5.1.1 SP4
BEA WebLogic Server 6.1 SP2
BEA WebLogic Server 6.1 SP1
BEA WebLogic Server 6.0 SP2 Rolling Patch 1
BEA WebLogic Server 5.1 SP11 with CR065254 2 Security patch
BEA WebLogic Server 5.1 SP10
BEA WebLogic Server 5.1 SP9
IBM WebSphere 3.5
iPlanet Application Server Enterprise Edition 6.5
iPlanet Application Server Enterprise Edition 6.0 SP2
Macromedia JRun 3.0 SP2a
Macromedia ColdFusion 5.0
Macromedia ColdFusion 4.5.1 SP2
Macromedia Flash Generator 2, Enterprise Edition, Release 3
Tomcat 4.0.1
Tomcat 3.2.3
JDK 1.3.1_01
JDK 1.3.1_02
JDK 1.3.1_03
Directory and Access Control Servers
iPlanet Directory Server 4.16
iPlanet Directory Server 4.13
iPlanet Directory Server 4.12
Microsoft Active Directory
Netegrity Siteminder 4.51
Macromedia ColdFusion 5.0
Macromedia ColdFusion 4.5.1 SP2
Macromedia Flash Generator 2, Enterprise Edition
Release 3
Tomcat 4.0.1
Tomcat 3.2.3
Verisign Secure Service ID
Verisign Global Service ID (128-bit)
Verisign Global Service ID (40-bit)
Integration Servers
BEA WebLogic Application Integration
IBM MQSeries 5.1
Microsoft BizTalk Server 2000
Tibco Rendezvous 6.6
webMethods Integration Platform
Packaged Applications
ATG Personalization Server 5.6
ATG Commerce Server 5.6
ATG Scenario Server 5.6
ATG Portal
ATG Personalization Server 5.1.1 SP4
ATG Commerce Server 5.1.1 SP5
ATG Scenario Server 5.1.1 SP4
BEA Commerce Server 3.5
BEA Personalization Server 3.5
BEA Campaign Manager 1.1
Interwoven Teamsite
Interwoven OpenDeploy
Microsoft Commerce Server 2000
Microsoft AppCenter 2000
Oracle Financials
Portal Infranet
Remedy HelpDesk
Vignette V/5 Release 5.6.3
Vignette V/5 Release 5.6.2
Vignette V/5 Release 5.6.2a
Vignette Story Server 5.0
Databases
IBM DB2 Universal Database
Microsoft SQL Server 2000 SP2
Microsoft SQL Server 2000 SP1
Microsoft SQL Server 7.0 SP3
Microsoft SQL Server 7.0 SP2
Microsoft Cluster Server
Oracle 9i
Oracle 8i Release 2 Version 8.1.7
Oracle 8i Release 2 Version 8.1.6.x
Veritas Cluster Server (VCS)
Other Software
ProFTP
Snort Network Intrusion Detection System
Network Technology
Cisco 2924XL
Cisco 3548
Cisco 3508
Cisco 4006
Alteon AD3
Alteon AD4
Alteon 184
Alteon 180e
Cisco ArrowPoint
Cisco PIX 51X
Cisco PIX 520
Cisco PIX 535
CheckPoint Firewall-1
Netscreen 10
Netscreen 100
Netscreen 500
Netscreen 5XP
Netscreen Remote 7.0
Cisco 1605
Cisco 2621
Cisco 7120
Cisco 2611
Cisco 2610
Alteon iSD100-SSL Accelerator
Akamai Content Distribution Service
Akamai Streaming Service
Monitoring and Management Systems
HP OpenView
Concord SystemEdge
Micromuse Netcool Object Server
Micromuse Netcool Event Viewer
Micromuse Netcool Internet Service Monitors
Mercury ActiveWatch
Keynote Perspective
Keynote Consumer Perspective
Server Hardware
Sun Netra X1
Sun 220
Sun 280
Sun 420
Sun 880
Sun 4500
Compaq DL360
Compaq DL580
HP LPr
Storage Equipment
EMC Symmetrix
EMC Clariion
NetApp F85
NetApp F740
NetApp F760
Sun D1000
Microsoft File Server
CacheFlow SA-735

Broad Range of Supported Technologies

200 Supported Technologies and 1000's of Modeled Relationships


Hardware
Operating Systems
OS Add-Ons
Apps
Sun
Compaq
HP
AIX
Solaris
Linux
Windows
Monitoring
Security
Solaris Monitoring Package
Solaris Security Package
Biz App
Remedy
Custom App
IBM Websphere
BEA Weblogic
220
4500
250
220R
5.7
5.8
NT4
2000
Patch 1
Patch 2
Patch 3
6.2
6.3
SP1
SP2

OPSWARE INC.

Why Customers are Buying Now

Cost savings	EDS	$100M in cost savings
Cost savings	Fortune 100 bank	Administrator: Servers 1:20 → 1:100
Datacenter consolidation	Fortune 100 insurance co.	10 DC's → 3 DC's
Asset control	Large US govt. agency	Controlled Oracle deployment
Faster deployment	Large contractor to US govt.	Deploy new apps faster
Rapid change with high quality	HM Government UK online; adidas; 50 Loudcloud MSP customers; Ford; News Corporation; FannieMae.	95% Would buy again 85% Have bought more 97% Average upsell

Market Landscape


Startups
Less than 2 years old
JAREVA
OPENDESIGN
CenterRun
OPSWARE INC.
Depth of IT Domain Knowledge
Client/Server Management
ca
Computer Associates
Tivoli. software
Breadth of Supported Technologies

Why We Won't Be Caught


Automation
IT domain knowledge

- Largest number of automated technologies today
- Continually extending lead by adding more automated technologies
  - Expert knowledge → software
  - Opsware Inc. and EDS
- Structural barrier to entry
  - Like device drivers for operating systems

Product and Roadmap

Service Automation Modules

Infrastructure Provisioning
- Operating System
- Software Infrastructure

Application Distribution and Rollback
- Application Deployment
- Application Rollback

Server Security Management
- Patch Management

Auditing and Tracking
- Asset Tracking

Automation Engine

Knowledge Packs



Relationship Map



Environment Blueprint



Opsware™ Platform


Product and Roadmap
Service Automation Modules
Infrastructure Provisioning
Operating System
Software Infrastructure
Application Distribution and Rollback
Application Deployment
Application Rollback
Server Security Management
Patch Management
Auditing and Tracking
Asset Tracking
Multi-Data Center Management
Multi-Master
Other SAM's
Automation Engine
Knowledge Packs
Additional Technologies
Relationship Map
Additional Mappings & Models
Environment Blueprint
Opsware™ Platform
Monitoring Systems
Trouble Ticketing Systems
Billing Systems
Other Connectors

Expanding Coverage of Technology Universe

e-Business Stack	ERP / CRM Stack	Messaging Stack	Enterprise Application Integration Stack
atg	SIEBEL	Microsoft Exchange	WebSphere MQ
INTERWOVEN	ORACLE	Lotus notes	TIBCO
VIGNETTE	PeopleSoft	OPENWAVE	webMethods
iPlanet	SAP	iPlanet	Microsoft BizTalk Server
JAVA	BAAN	AIM	VITRIA
DOT NET	E.PIPHANY		bea
Apache Software Foundation	JDEDWARDS		
macromedia	i2 SOFTWARE		

Sun microsystems, Microsoft, ORACLE, IBM, bea, EMC², Cisco Systems, VERITAS, redhat

Core Systems:

OS, DB, Middleware, Storage, Networks

OPSWARE INC.

Automating IT

Business Model

Opsware Inc. Business Model

Software Company

Revenue from:

- Software license fees
  - EDS commitment
  - Direct sales to enterprise and government customers
  - Direct sales to other outsourcers
  - Distribution partners
- Professional services fees
- Recurring maintenance and support fees

Long term revenue model

- 60% license fees : 40% services fees

Low burn & short road to profitability

- Expect cash flow breakeven within 4 quarters of closing

Pricing

	Drivers
Service Automation Modules	# of Service Automation Modules
Automation Engine	# of Knowledge Packs
Opsware™ Platform (Including Agents, Command Center)	# and type of managed servers
Maintenance and Support	Level (Gold, Silver), license fee
Professional Services (Installation & Implementation)	Extent of customization

Service Automation Modules:

Infrastructure Provisioning	Application Distribution and Rollback	Server Security Management	Auditing and Tracking
Operating System	Application Deployment	Patch Management	Asset Tracking
Software Infrastructure	Application Rollback		

Automation Engine:



Knowledge Packs
Relationship Map
Environment Blueprint

OPSWARE INC.

Pro Forma Financials

Relatively low revenue and cash utilization in remainder of calendar year 2002

- Approximately $1-2M cash received from Opsware™ sales
- <$10M cash utilization

Model begins to ramp in CY03 driven by EDS revenue

- $30+M revenue, including ~ $15M from EDS and $15+M from direct sales and other sources
- $3-5M net cash generation
- Cash flow breakeven expected in Q2 calendar year 2003

Long Term Operating Margins

License Revenue	**60**
Services Revenue	**40**
Total Revenue	***100 %***
License Gross Margin	**90-95**
Services Gross Margin	**35-40**
Blended Gross Margin	***68-72 %***
Operating Expenses	
Sales & Marketing	**22-27**
Research & Development	**13-17**
General & Administrative	**5-7**
Operating Margin	**20-25 %**

Cash and Cash Flow


($M)
$100
$75
$50
$25
$0
Cash Balance
$10
$0
-$10
Quarterly Cash Flow
3Q02
3Q03
3Q04

OPSWARE INC.

Before and After

$ in Millions	Loudcloud Inc.	Opsware Inc.
Product, Service	Managed Services Provider	Software Company
Revenue	$70 (Last Q annualized)	~$30+ (First full year)
Projected Net Cash Balance @ 9/02	$15 ($75 cash - $60 debt)	~$65 (no debt or excess infrastructure*)
Cash Required to Breakeven	$55+	$9-12
Cash Flow Breakeven	2H CY03	1H CY03
Headcount	370 people	100 people

* At close of transaction

Experienced Management Team

Name	Previous Experience
Marc Andreessen, *Chairman & Cofounder*	AOL, Netscape, Mosaic
Ben Horowitz, *CEO & Cofounder*	AOL, Netscape, Lotus
Rod Sherwood, *CFO*	Hughes/DirecTV, Chrysler
Tim Howes, *Development, CTO & Cofounder*	AOL, Netscape, LDAP
In Sik Rhee, *Developer Relations & Cofounder*	AOL, Netscape, Kiva
Shellye Archambeau, *Sales*	IBM
John O'Farrell, *Business Development*	Excite@Home, US West
Jim Dimitriou, *Professional Services & Support*	CSC, Accenture
Sharmila Shahani, *Marketing*	AOL, Netscape, Kiva
Jordan Breslow, *General Counsel*	Geoworks, Foster Pepper & Shefelman

Summary

Big market opportunity

Unique competitive advantage

Well capitalized

OPSWARE INC.

Automating IT

Appendices

Proven Benefits from Opsware™ Automation

IT Function	Without Opsware™	With Opsware™ Automation	Loudcloud MSP Customer
Provision Typical OS, DB and apps	8 Hours	1 Hour	All
Deploy 60 servers and software	4 Weeks	3 Days	Knight Ridder Digital
Secure Code red patch to 250+ servers	1-2 Weeks	1 Day	All Windows Customers
Audit 2000+ devices	1 Week	30 Minutes	All
Rollback 10 servers	2-6 Hours	10 Minutes	Brocade
Administrators to Servers Managed	1:20	1:100	All

Manual Provisioning is Error-Prone and Costly



x100's
Partition drives
Install O/S
Find & load CD
Follow prompt
Find & apply patches
Change security configurations
Change account management configuration
Change network configurations
O/S management / monitoring
Document
Configure
Security related agents
Back-up Software Agents
Install applications
DB server
Apps server
Web server
Security checks
Monitoring agents
Apply patches
Install, configure

OPSWARE INC.

Opsware™ Automates Provisioning


Select Servers
Select Applications
Initiate
Opsware™
Automated
System

OPSWARE INC.

Blends of Insourcing and Outsourcing

Insourcing		Outsourcing
Primary system	↔	Disaster recovery system
In US	↔	In Europe
In Europe	↔	In US
Strategic apps	↔	Tactical apps
Old apps	↔	New apps

Opsware™ as common IT automation software platform makes blends much easier than before